LORD ABBETT SERIES FUND, INC.

Total Return Portfolio

Supplement dated April 1, 2021 to the

Summary Prospectus and Statutory Prospectus dated May 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary and statutory prospectuses:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Kewjin Yuoh, Partner and Portfolio Manager	2010
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Managing Director and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

The following paragraph replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 27 of the statutory prospectus:

Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Managing Director and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. Lee, O’Brien, Rocco, Castle, and Trifon and Ms. Traub joined Lord Abbett in 1997, 1998, 2004, 2015, 2021, and 2007 respectively. Messrs. Yuoh, Lee, O’Brien, Rocco, Castle, and Trifon and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.